SUBLEASE AGREEMENT

BETWEEN:


                        HAZCO ENVIRONMENTAL SERVICES LTD.

                                     - and -

                          ALLTECH VENTURES CORPORATION



Article I      Grant of Sublease                        Page      1
Article II     Intent of Sublease                                 2
Article III    Rent                                               2
Article IV     Taxes, Utilities and Operating Costs               3
Article V      Leasehold Improvements                             S
Article VI     Insurance: Damage or DESTRUCTION                   7
Article VII    Use and Operation of Subleased Premises           1I
Article VIII   Assignment and Sub-Subletting                     13
Article IX     Quiet Possession and Forfeiture                   14
Article X      Waiver                                            17
Article XI     Termination of Sublease                           18
Article XII    Improvements as Part of Land                      18
Article XIII   Option to Renew                                   18
Article XIV    Notices                                           19
Article XV     Over-Holding                                      20
Article XVI    Environmental Matters                             20
Article XVII   Successors and Assigns                            23
Article XVIII  Severability                                      23
Article XIX    Acceptance of Sublease                            24


Schedule  `A'  -  Site  Plan

                               SUBLEASE AGREEMENT
                               ------------------

BETWEEN:

HAZCO ENVIRONMENTAL SERVICES LTD., a Company incorporated under the laws of Alberta with an office in the City of Calgary, in the Province of Alberta (hereinafter called the "Sub-Landlord")

-and-

ALLTECH VENTURES CORPORATION, 1199 West Pender Street, Vancouver, British Columbia (hereinafter called the "Sub-Tenant")


                                    ARTICLE I
                                GRANT OF SUBLEASE
                                -----------------

1.01      WHEREAS  the Sub-Landlord has entered into an Agreement to Lease dated

_______________________ with CANA HOLDINGS LTD. (hereinafter called the "Landlord"), a Company incorporated under the laws of Alberta with an office in the City of Calgary, in the Province of Alberta, being registered as owner of the lands situate in Richmond, British Columbia which are legally described as "that Portion of [Lot Four (4), District Lot 5917 Group I of Sections 17 and 20, Block S North, Range 5 West, New Westminster District, Plan 20488, P.I.D. 003-088-065] which lies to the North of River Road and comprises 1.096 acres according to survey plan 20488" more particularly described as 13511 Vulcan Way, Richmond, British Columbia.

1.02      In  consideration  of  the  rents,  terms,  conditions,  covenants and agreements to be respectively paid, observed and performed on the part of the Sub-Tenant, the Sub-Landlord does hereby sublease to the Sub-Tenant that portion of the above-described lands upon which is situated a building comprising of 10,200 square feet of gross leasable area (hereinafter sometimes called the "Building"), inclusive of adjacent parking and landscaping areas (hereinafter sometimes collectively called the "Subleased Premises"), as shown outlined in yellow on the attached Schedule `A' to be held by the Sub-Tenant for a term of two (2) years commencing on the 1st day of August; 2000 and for thenceforth next ensuing and fully to be completed and ended on the 31st day of July, 2002, (the "Term) at the rental and subject to the terms and conditions hereinafter set forth.

                                   ARTICLE II
                               INTENT OF SUBLEASE
                               ------------------

2.01      The  Sub-Tenant  acknowledges that it is intended and agreed that this

Sublease (the "Sublease") is and shall be a completely carefree sublease to the Sub-Landlord and that the Rent (as defined herein) payable hereunder shall be completely net to the Sub-Landlord except as expressly hereinafter provided. Unless otherwise specifically identified to be the Sub-Landlord's responsibility, any and all charges, taxes, impositions, costs and expenses of every kind relating to the Subleased Premises shall be the responsibility of the Sub-Tenant.

                                   ARTICLE III
                                      RENT
                                      ----

3.01(a)   The  Sub-Tenant  covenants  and  agrees  to pay to the Sub-Landlord as rent for the Subleased Premises for and during the term an annual rent of $81,090.00 ("Annual Rent'') based on $7.95 per sq. ft. of building floor area payable in lawful money of Canada, in equal monthly instalments of $6,757:50, with each of such instalments to be payable in advance on the first (lst) day of each and every month commencing on the 1st day of August, 2000 and terminating on the 1st day of July, 2002.

3.01(b)   For  greater  certainty, the Annual Rent payable shall be inclusive of municipal property taxes over the original term of this Sublease. Annual Rent is exclusive of G.S.T.; utilities consumed, used or assessed; and operating costs, including insurance, for the Subleased Premises.

3.01(c)   Utility  costs  shall  be  to the Sub-Tenant's account during the term of this Sublease or any renewal thereof, as well as during the construction of any Leasehold Improvements carried out prior to commencement of the Lease.

3.01(d)   Annual  Rent  and  Additional  Rent  as more particularly described in
          Section  4.02,  shall  collectively  be  referred  to  as  Rent.


                                   ARTICLE IV
                      TAXES, UTILITIES AND OPERATING COSTS
                      ------------------------------------

4.01      The  Sub-Landlord  shall  pay  during the term of this Sublease as and when
due  all property taxes     and other reasonable assessments including all local
or public improvement and school taxes, reasonably applicable to the Subleased Premises.

4.02      In  addition  to  the payment of Annual Rent, the Sub-Tenant covenants

and
agrees to pay to the Sub-Landlord as additional rent ("Additional Rent") without notice, demand, abatement, deduction or set-off whatsoever, all costs which are attributable to the cleaning, lighting, heating, ventilating, air-conditioning, securing, landscaping, removing garbage and snow from and insuring the Subleased Premises including, without limitation:

(i) the Sub-Tenant's cost of cleaning and window washing in and the cost of snow and garbage removal from the Building and the Subleased Premises;

(ii) The Sub-Tenant's cost of all utilities, including electricity, gas and water consumed by the Sub-Tenant in the operation of the Building;

(iii) The Sub-Tenant's cost of heating, ventilating and air conditioning the Building, being specifically the cost of operating, repairing and maintaining (but excluding repairs and maintenance, the cost of which is to be the responsibility of the Sub-Landlord pursuant to the terms and conditions of this Sublease including Section 5.03 hereof), inspecting and supervising the plant, machinery, distribution systems, equipment and other facilities required for the heating, ventilating and air conditioning of the Building;

(iv) The Sub-Tenant's Proportionate Share of insurance premiums paid by the Sub-Landlord in connection with the Sub-Landlord's obligation to insure the Building and the Subleased Premises in accordance with the terms and conditions of this Sublease;

(v) All other costs and expenses directly and reasonably attributable to the Sub-Tenant's occupancy of the Subleased Premises.

4.03      Costs  and  expenses as referred to in Section 4.02 shall be estimated by
the Sub-Landlord from time to time and the Sub-Tenant agrees to pay such sum to the Sub-Landlord in equal monthly instalments in advance. Such payments shall be adjusted annually in the manner provided herein.

4.04      The  Sub-Landlord shall furnish to the Sub-Tenant on, or before a date three (3) months immediately following the Sub-Landlord's fiscal year end during each year of the term hereof, and on the date three (3) months immediately following the Sub-Landlord's fiscal year end next following the end of the term, a statement of annual costs and expenses during the immediately preceding calendar year or portion thereof during which such costs and expenses are payable by the Sub-Tenant, such statement to be certified correct by a responsible officer of the Sub-Landlord. Within ten (10) days after delivery of such statement the Sub-Landlord or the Sub-Tenant (as the case may be) shall make the appropriate adjusting payment in the amount of the difference between the total monthly costs and expenses actually paid by the Sub-Tenant during the preceding calendar year or portion thereof and the actual costs and expenses that should have been paid on the basis of the costs and expenses set out in such statement.

4.05      The Sub-Landlord shall keep proper and sufficient records and accounts of all costs and expenses incurred by it and charged to the account of the Sub-Tenant as contemplated in this Article. The Sub-Tenant or its duly accredited agent may, at any reasonable time and upon five (5) days prior notice to the Sub-Landlord, inspect such records and accounts at the office of the

Sub-Landlord for the purpose of verifying any statement of annual costs and expenses -furnished by the Sub-Landlord. Provided, that any such inspection must be completed not later than three (3) months after delivery to the Sub-Tenant of a statement pursuant to Section 4.04 hereof. Any discrepancy in costs and expenses discovered by the Sub-Tenant compared with. that actually paid by the Sub-Tenant shall be adjusted between the parties within ten (10) days of the discovery of such discrepancy.

4.06      In  addition  to its Proportionate Share of costs and expenses payable by
the Sub-Tenant to the Sub-Landlord pursuant to Section 4.02 hereof, the Sub-Tenant shall pay as they become due all sums directly attributable to the occupancy by the Sub-Tenant of the Subleased Premises and payable directly by the Sub-Tenant including, without limiting the foregoing, the cost of repairs and maintenance from time to time of the Subleased Premises and the improvements thereto and therein (but excluding repairs and maintenance the cost of which is reimbursed to the Sub-Landlord under any policy of insurance or which is to be the responsibility of the Sub-Landlord pursuant to the terms and conditions of this Sublease including Section 5.03 hereof); the cost of such insurance as the Sub-Tenant is obligated to carry with respect to its occupancy of the Subleased Premises as contemplated in this Sublease; and any other amount which pursuant to the terms and conditions of this lease is to be paid by the Sub-Tenant with respect to its occupancy of the Subleased Premises.

                                    ARTICLE V
                             LEASEHOLD IMPROVEMENTS
                             ----------------------

5.01      The  Subleased Premises shall be subleased to the Sub-Tenant on an "as is, where is" basis and the Sub-Tenant agrees that there are no representations, warranties, conditions or collateral agreements whatsoever respecting the Subleased Premises. Subject to the provisions of Section 5.03, the Sub-Landlord shall have no obligation whatsoever respecting any improvements, equipment, systems, alterations, repairs, maintenance or work of any kind or nature relative to the Subleased Premises.

5.02      The Sub-Tenant shall not, prior to or during the term of this Sublease make any alterations, repairs, changes, additions or improvements to the Subleased Premises without the prior written consent of the Sub-Landlord, such consent not to be unreasonably withheld. Any alterations the Sub-Tenant wishes to carry out shall comply with the terms of the Sublease and the Sub-Tenant shall obtain any applicable approvals of the local Municipal Authority and of the Building's architectural, mechanical, electrical and structural consultants, at the Sub-Tenant's cost. All such improvements, when approved by the Sub-Landlord shall be done by such contractor, contractors or subcontractors as the Sub-Tenant may select and the Sub-Landlord may approve, such approval not to be unreasonably withheld, provided however that the Sub-Landlord shall not be liable for any damage or other loss or deficiency arising from or through such work. The cost of such improvements shall be the sole responsibility of the Sub-Tenant and if any payment in respect thereof is required to be made by the Sub-Landlord the same shall be immediately reimbursed to the Sub-Landlord by the Sub-Tenant and collectable as Additional Rent due hereunder. The Sub- Landlord shall not for any reason whatsoever be responsible or liable for any damage arising from or through any defects in the said work. Any improvements when so made by the Sub-Tenant shall at the Termination of the Sublease become the property of the Sub-Landlord pursuant to Section 12.01.

5.03 The Sub-Landlord shall during the term of this Sublease pay all costs, which in the opinion of a qualified professional:

(i) constitute structural repair or are required to maintain the Building in the same condition as existed at the inception of this Sublease, and includes restoration or replacement of roofing;
and

(ii) are necessary to restore the operation of the plant, machinery, distribution systems, equipment and other facilities required for the heating, plumbing, ventilation and air-conditioning of the Subleased Premises to their condition existing at the commencement of this Sublease, but does not include routine repair and maintenance.

5.04      The Sub-Tenant shall not paint, affix, display or cause to be painted,

affixed or displayed, any sign, picture, advertisement notice, lettering or decoration on any part of the outside of the Building or in the interior of the Subleased Premises which is visible from the outside of the Building, with the exception of the front entrance door. The Sub-Landlord will erect a structure, or utilize the existing structure, for signage outside the building, and the Sub-Tenant shall design and pay for its own sign to be utilized on that structure, subject to the approval of the Sub- Landlord, which will not be unreasonably withheld. Sub-Tenant shall ensure that signage conforms to the City of Richmond by-laws and shall obtain any applicable approvals at the Sub-Tenant's cost. Any such signs shall remain the property of the Sub-Tenant and shall be maintained by the Sub-Tenant at its sole cost and expense. At the expiration or earlier termination of the Term, the Sub-Tenant shall remove any such signs from the Subleased Premises at the Sub- Tenant's expense and shall promptly repair all damage caused by any such removal.

                                   ARTICLE VI
                        INSURANCE: DAMAGE OR DESTRUCTION
                        --------------------------------

6.01 The Sub-Tenant agrees to take out and keep in force at its sole cost during the Term hereof:

(a)       commercial general liability  insurance  on  an  occurrence basis with respect to the business carried on, in or from the Subleased Premises and the use or occupancy thereof by the Sub-Tenant in a sum not less than Five Million Dollars ($5,000,000.00) inclusive;

(b)       all  risks  insurance on property owned by the Sub-Tenant or installed by
it or on its behalf including all additional leasehold improvements and trade fixtures in an amount not less than the replacement cost thereof; and

(c)       business  interruption  insurance in an  amount  sufficient to pay the installments of Annual Rent and all other sums under this Sublease during the period of any reconstruction or repair as contemplated in Section 6.08; such insurance to include the Sub-Landlord as an additional named insured.

The Sub-Tenant shall furnish to the Sub-Landlord no later than the commencement date of the Term, certificates of insurance satisfactory to the Sub-Landlord acting reasonably. Throughout the Term, the Sub-Tenant shall provide evidence of the renewal of all such insurance in a form acceptable to the Sub-Landlord acting reasonably, at least fifteen (15) days prior to the expiration of any existing policies of insurance.

6.02      All  insurance  required  to be  in  amounts  and  on terms based on a reasonable standard of a similar situated sublease. Such insurance shall be by policies in form and content, and with insurers, satisfactory from time to time to the Sub-Landlord and the Sub-Tenant will request that such insurers provide to the Sub-Landlord thirty (30) days prior written notice of cancellation or material alteration of such policies. Each policy shall name the Sub-Landlord as an additional insured except for coverage for the Sub-Tenant's fixtures and furnishings and equipment but including coverage for leasehold improvements in respect of the Sub-Landlord's insurable interest therein, and shall contain a waiver of cross liability and shall protect and indemnify both the Sub- Landlord and the Sub-Tenant. The Sub-Tenant shall furnish to the Sub-Landlord certificates, or, if required by the Sub-Landlord, certified copies of the policies (signed by the insurers) of the insurance from time to time required to be effected by the Sub-Tenant and evidence acceptable to the Sub-Landlord of their continuation in force. If the Sub-Tenant shall fail to take out, renew and keep in force such insurance, the Sub-Landlord may do so as the agent of the Sub-Tenant and the Sub-Tenant shall repay to the Sub-Landlord any amounts paid by the Sub-Landlord as premiums forthwith upon demand as Additional Rent.

6.03      Notwithstanding  anything  herein  contained, the Sub-Landlord may, at its
sole option, elect to place the insurance coverage required hereunder (or any part thereof) under its blanket insurance coverage; and in the event that the Sub-Landlord so elects, premiums and costs (the "Sub-Landlord's Insurance Costs") incurred by the Sub-Landlord in so doing shall forthwith on demand, from time to time, be paid by the Sub-Tenant to the Sub-Landlord as Additional Rent; providing that such premiums or costs are equal to or less than those of any policy currently maintained by the Sub-Tenant and; further provided that the Sub-Tenant is able to cancel any then existing policy without any penalty or further cost whatsoever. The Sub-Landlord shall provide to the Sub- Tenant from time to time certified copies of, or certificates confirming, any policies placed by the Sub-Landlord hereunder.

6.04      The  Sub-Tenant  covenants  and  agrees  in  the event  that notice of cancellation shall be given to the Sub-Landlord or the Sub-Tenant respecting any insurance policy upon the Subleased Premises or any part thereof shall be cancelled or refused to be renewed by any insurers or insurance as is recited in this Article is not available by reason of the use or occupancy of the Subleased Premises or any part thereof, then the Sub-Tenant shall immediately and in any event before such insurance is cancelled or ended, cease and terminate such use or occupancy or cause same to be done and in the event the Sub-Tenant shall fail to do so immediately or in any event before such insurance is cancelled or is ended, the Sub-Landlord may at its option terminate this Sublease forthwith by notice in writing to the Sub-Tenant and the Sub-Landlord may immediately re-enter and take possession of the Subleased Premises without derogating from its other rights and remedies in respect of the Sub-Tenant's said default.

6.05      The  Sub-Tenant will forthwith notify the Sub-Landlord and the insurer of any material change in the condition of the Subleased Premises and of any aggravation of the risk.

6.06      The Sub-Tenant  shall  not violate or permit to be violated any of the conditions or provisions of any policy of insurance taken out hereunder and the Sub-Tenant shall so perform and satisfy the requirements of the companies writing such policies that at all times companies of good standing, reasonably satisfactory to the Sub-Landlord, shall be willing to write or continue such insurance.

6.07      The  Sub-Landlord  and  the  Sub-Tenant shall co-operate in connection with
the collection of any insurance moneys that may be due in the event of loss and the Sub-Tenant shall execute and deliver to insurers proof of loss and other instruments as may be required for the purpose of obtaining the recovery of any such insurance money.

6.08      In  the  event the Subleased Premises shall be destroyed or damaged by fire or other casualty insurable under fire and all risks insurance coverage then:

(i) if in the opinion of the Sub-Landlord the damage or destruction is such that the Subleased Premises are rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy them, and if in either event the damage, in the further opinion of the Sub-Landlord (which shall be given by written notice to the Sub-Tenant within fifteen (15) days of the happening of such damage or destruction) cannot be repaired with reasonable diligence within one hundred and twenty (120) days from the happening of such damage or destruction, either the Sub-Landlord or the Sub-Tenant may within five (5) days next succeeding the giving of the Sub-Landlord's opinion as aforesaid, terminate this Sublease by giving to the other notice in writing of such termination, in which event the term of this Sublease shall cease and be at an end as of the date of such destruction or damage and the Rent and all other payments for which the Sub-Tenant is liable under the terms of this Sublease shall be apportioned and paid in full to the date of such destruction or damage. In the event that neither the Sub-Landlord nor the Sub-Tenant so terminates this Sublease, Rent shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling the Sub-Tenant to use and occupy the Subleased Premises.

(ii) if the damage be such that the Subleased Premises are wholly unfit for occupancy, or if it is impossible or unsafe to use or occupy them but if in either event the damage, in the opinion of the Sub-Landlord (which shall be given to the Sub- Tenant within fifteen (15) days from the happening of such damage) can be repaired with reasonable diligence within one hundred and twenty
(120) days of the happening of such damage or destruction, either the Sub-Landlord or the Sub- E Tenant may within five (5) days next succeeding the giving of the Sub-Landlord's opinion as aforesaid, terminate this Sublease by giving to the other notice in writing of such termination, in which event the term of this Sublease shall cease and be at an end as of the date of such destruction or damage and the Rent and all other payments for which the Sub-Tenant is liable under the terms of this Sublease shall be apportioned and paid in full to the date of such destruction or damage. In the event that neither the Sub-Landlord or the Sub-Tenant so terminates this Sublease, Rent shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling the Sub-Tenant to use and occupy the Subleased Premises;

(iii) if in the opinion of the Sub-Landlord, the damage can be made good as aforesaid within one hundred and twenty (120) days of the happening of such destruction or damage, and the damage is such that the Subleased Premises are capable of being partially used for the purposes for which subleased, until such damage has been repaired, Rent shall abate in the proportion that the part of the Subleased Premises rendered unfit for occupancy bears to the whole of the Subleased Premises

6.09      In  the event  of  the  termination  of  this  Sublease as hereinabove provided, all insurance proceeds relating to the Sub-Tenant's property to the extent the Sub-Tenant is not indebted to the Sub-Landlord under the provisions of this Sublease, shall be and remain the absolute property of the Sub-Tenant.

6.10 Nothing herein contained shall oblige the Sub-Landlord to repair or reconstruct any property of the Sub-Tenant.

6.11      If  any damage  or destruction by fire or other cause to the Subleased

Premises, whether partial or not, is due to the gross negligence of the Sub-Tenant, its officers, agents, employees, servants, visitors or licensees, without prejudice to any other rights or remedies of the Landlord or the Sub-Landlord and without prejudice to the rights of subrogation of the Landlord's insurer:

          (i)     the  Sub-Tenant  shall  be  liable  for all costs and damages,

          (ii) the damages may be repaired by the Landlord or the Sub-Landlord at the Sub-Tenant's expense,

          (iii) the Sub-Tenant shall forfeit its right to terminate this Sublease as provided in Section 6.08,

          (iv) the Sub-Tenant shall forfeit any abatement of rent provided in this Article VI and rent shall not abate.

6.12      The Landlord  shall  maintain  and pay all premiums for such insurance covering the Lands and the Building as may be or may become prudent for owners of property to carry with respect to loss of or damage to or on similar properties, including without limiting the generality of the foregoing insurance against fire and other risks as are included in a standard fire and all risks coverage contract in amount equal to the full replacement value of the Building, and public liability insurance in respect of all common areas of the Lands and the Building in such limits as is normal for prudent owners of properties similar to the Lands and the Building.

                                   ARTICLE VII
                     USE AND OPERATION OF SUBLEASED PREMISES
                     ---------------------------------------

7.01      The Sub-Tenant  shall  use  and occupy the Subleased Premises only for lawful purposes in connection with its business offices and not for any other use or purpose whatsoever.

7.02      The Sub-Tenant  shall be solely responsible for and shall pay the cost of all repairs of every nature and kind to the Subleased Premises with the exception of those costs provided for in Section 5.03.

7.03      The Sub-Tenant covenants not to commit or allow waste or injury to the

Subleased Premises and not to use or occupy or permit to be used or occupied the Subleased Premises for any unlawful purpose or in a manner which results in a cancellation of insurance or in the refusal of an insurer to issue insurance as requested.

7.04      The Sub-Tenant  shall be solely responsible for any and all injury and damages suffered by the Landlord, Sub-Landlord or the Sub-Tenant or their respective officers, agents, employees, servants, visitors, contractors, subcontractors, suppliers, invitees, licensees or other persons whatsoever and for any and all injury or damage to the Building or the Subleased Premises, caused or occasioned by the Sub-Tenant, or the officers, agents, employees, servants, visitors, contractors, subcontractors, suppliers, invitees, licensees or any other person of the Sub-Tenant, and whether due to negligence or careless operation. Any and all such injury and damage may be repaired by the Sub-Landlord at the sole cost and expense of the Sub-Tenant.

7.05      The Sub-Tenant  shall not do or permit anything to be done on or about the Subleased Premises or the Land which may injure or obstruct the rights of the Sub-Landlord or of owners or occupants of adjacent or contiguous property, or do anything which is a nuisance, and the Sub-Tenant shall not do or permit anything to be done on or about the Subleased Premises or bring or keep anything therein which will in any way conflict with the regulations of the fire, police or health departments or with the rules, regulations, by-laws or ordinances of any governmental authority having -jurisdiction over the Subleased Premises, all of which the Sub-Tenant hereby undertakes to abide by and conform to.

7.06      The Sub-Tenant  shall require that any contractors, prior to effecting any work on the Subleased Premises, furnish adequate security acceptable in all respects to the Sub-Landlord to guarantee the payment for all such work, labour or materials. In the event any lien or encumbrance is filed against the title to the Subleased Premises or the Lands for any work claimed to have been done for or materials to have been furnished to the Sub-Tenant, the Sub-Tenant shall within 10 days thereafter discharge the said lien or encumbrance at its sole cost and expense. Should any action, suit or proceeding be brought upon any such lien for the enforcement thereof, the Sub-Tenant agrees, at its sole cost and expense, to protect and defend the interests of the Landlord and the Sub-Landlord therein and to pay any damages and to satisfy and discharge any judgment entered therein against the Sub-Landlord or the Subleased Premises.

7.07      The  Sub-Tenant shall require that any contractors, prior to effecting any work on the Subleased Premises, furnish to the Sub-Tenant proof of public liability and automobile insurance coverage in amounts not less than $200,000. The Sub-Tenant shall upon the written request of the Sub-Landlord provide copies of such proof as is furnished by the contractors.

                                  ARTICLE VIII
                          ASSIGNMENT AND SUB-SUBLETTING
                          -----------------------------

8.01      The Sub-Tenant  shall  not be entitled to assign, transfer or encumber this Sublease, or any part thereof, or any of the Sub-Tenant's title or interest therein or thereto to sub-sublet the whole or any part of the Subleased Premises or permit the Subleased Premises or any part thereof to be used by another without conforming to the terms of this Article, and in any event without the prior written consent of the Sub-Landlord, which consent the Sub-Landlord, in each case, may not unreasonably withhold. The Sub-Landlord may consider a number of factors in deciding whether to give its' consent including, but not limited to, the financial background and status, business history of the proposed assignee or sub-sub-tenant, its' officers and its' directors, capacity of the proposed assignee or sub-sub-tenant, the potential interference to other tenants, and the use to which the Subleased Premises or any part thereof, will be put by the proposed assignee or sub-sub-tenant. The consent of the Sub-Landlord to any such assignment, transfer, encumbrance, sub-subletting or use shall not constitute a waiver of this Article, and shall not be deemed to permit any further assignment, transfer or encumbrance, sub-subletting or use by another. Notwithstanding any such assignment, transfer, encumbrance, sub-subletting or use, the Sub-Tenant shall remain jointly and severally responsible, without benefit of division or discussion, for the payment of the rental and performance of the other obligations of the Sub-Tenant under this Sublease.

8.02      The  Sub-Tenant  shall  not  print,  publish,  post,  mail,  display,

broadcast
or otherwise advertise or offer the whole or any part of the Subleased Premises for the purposes of assignment, sub-sublet, transfer or encumbrance, and shall not permit any broker or other party to do any of the foregoing, unless the complete text and format of any notice, advertisement or offer for any of the aforesaid purposes shall have first been approved in writing by the Sub-Landlord.

8.03 As a condition precedent to any assignment of this Sublease or sub-subleasing of the whole or any part of the Subleased Premises:

          (i) the Sub-Tenant shall indicate to the Sub-Landlord the bona fide assignee or sub-sub-Tenant and the specific terms and conditions of such proposed assignment or subsublease; and,

          (ii) the Sub-Tenant shall first offer to assign or sub-sublease, as the case may be to the Sub-Landlord on the same terms and conditions and for the same rental as provided in this Sublease.

8.04      The  Sub-Landlord  shall have a period of thirty (30) days in which to accept the offer referred to in Section 8.03 (ii) and if not so accepted the Sub-Tenant shall have a period of sixty (60) days thereafter in which to assign or sub-sublease on obtaining the prior written consent of the Sub- Landlord as hereinabove provided to the party and in accordance with the terms and conditions so indicated to the Sub-Landlord.

8.05      In the  event  that  the  Sub-Tenant  does not so assign or sub-sublet within such sixty (60) day period the Sub-Landlord's consent to such assignment or sub-subleasing shall be deemed null and void and the Sub-Tenant shall not be permitted to assign or sub-sublet without again conforming to all of the express provisions hereof.

                                   ARTICLE IX
                         QUIET POSSESSION AND FORFEITURE
                         -------------------------------

9.01      The  Sub-Landlord  covenants  with  the  Sub-Tenant that upon the Sub-

Tenant
paying the Rent hereby reserved and performing and observing the covenants herein contained the Sub-Tenant shall and may peaceably possess and enjoy the Subleased Premises for the principal term hereby granted without any interruption or disturbance from the Sub-Landlord or from any other person or persons lawfully claiming by, from or under it.

PROVIDED  ALWAYS  AND  IT  IS  EXPRESSLY  AGREED  THAT.

     (a)     If  and  whenever:

          (i) the Sub-Tenant shall default in the payment of Rent or of any other sum required to be paid to the Sub-Landlord by any provision of this Sublease, and such default shall continue for twenty-one (21) days after notice thereof is given by the Sub-Landlord to the Sub-Tenant; or

          (ii) the Sub-Tenant shall default in performing or observing any of its other covenants or obligations under this Sublease, and the Sub-Landlord shall have given to the Sub-Tenant notice of such default, and at the expiration of thirty (30) days after the giving of such notice the default shall continue to exist (or, in the case of a default which cannot with due diligence be cured within a period of thirty (30) days, the Sub-Tenant shall fail to proceed promptly after giving of such notice to begin to cure the same); or

          (iii) the term hereby created shall be seized or taken in execution by any creditor of the Sub-Tenant; or

          (iv) the Sub-Tenant shall make an assignment for the benefit of creditors, or shall become bankrupt, or shall make application for relief under the provisions of any statute now or hereafter in force concerning bankrupt or insolvent debtors, or any action, whether legislative or otherwise, be taken with a view to the winding-up, dissolution or liquidation of the Sub-Tenant, then and in any of such cases the then-current month's Rent together with the Rent for the three (3) months' next ensuing shall immediately become due and payable, and the Sub-Landlord may without notice or any form of legal process whatever forthwith re-enter upon the Subleased Premises or any part thereof in the name of the whole, whereupon this Sublease shall terminate forthwith, anything contained herein or in any statute shall terminate forthwith, anything contained herein or in any statute of law to the contrary notwithstanding.

     (b) The Sub-Tenant waives and renounces the benefit of any present or future statute purporting to limit or qualify the Sub-Landlord's right to distrain and agrees with the Sub-Landlord that in any of the cases described in paragraph (a) the Sub-Landlord in addition to the other rights hereby reserved to it shall have the right to enter the same Subleased Premises as agent of the Sub-Tenant either by force or otherwise without being liable for any prosecution therefor and to take possession of any goods and chattels whatsoever on the Subleased Premises and to sell the same at public or private sale without notice and apply the proceeds of such sale on account of the Rent due or in satisfaction of the breach of any covenant or agreement herein contained and the Sub-Tenant shall remain liable for the deficiency, if any.

     (c) Termination shall be wholly without prejudice to the right of the Sub-Landlord to recover arrears of Rent or damages for any antecedent breach of covenant on the part of the Sub-Tenant. Provided further that notwithstanding such termination the Sub-Landlord may subsequently recover from the Sub-Tenant all losses, damages, costs and expenses whatsoever suffered by reason of the Sublease having been prematurely determined.

     (d) The Sub-Tenant agrees with the Sub-Landlord that in any of the cases described in subparagraph (a) hereof the Sub-Landlord in addition to the other rights hereby reserved to it shall have the right to enter the Subleased Premises as agent of the Sub-Tenant either by force or otherwise without being liable for any prosecution therefor and to re-sublease or sub-sublet, as the Sub-Tenant's agent, the Subleased Premises or any part thereof, and to apply the proceeds to such re-subleasing or sub-subleasing on account of the Rent due or in satisfaction of the breach of any covenant or agreement herein contained and the Sub-Tenant shall remain liable for the deficiency, if any; PROVIDED HOWEVER that any excess Rent received by the Sub-Landlord over the Rent due hereunder shall belong to the Sub-Landlord for its own use, absolutely and forever.

9.02      No re-entry,  forfeiture  or  termination  of  this  Sublease  by  the

Sub-Landlord shall be valid against a mortgagee, chargee or other encumbrancee of the Sub-Tenant's estate herein whose mortgage, charge or encumbrance has been consented to by the Sub-Landlord and who has filed with the Sub-Landlord written notice of his mortgage, charge or encumbrance and specified an address for service, (such mortgagee, chargee or holder of an encumbrance being hereinafter, in this Section 9.02, called "the Mortgagee") unless the Sub-Landlord shall first have given to the Mortgagee notice of the default or contingency entitling the Sub-Landlord to re-enter, terminate or forfeit this Sublease, and of the Sub-Landlord's intention to take such proceedings, and requiring the Mortgagee to cure the default. The Mortgagee shall thereafter have a period of thirty (30) days within which to cure the default or contingency, if the same can reasonably be cured within such period, or within which to begin curing of the same if it cannot be reasonably cured within such period, and shall be permitted access to the Subleased Premises for that purpose. If the Mortgagee so cures or begins and continues diligently to endeavour to cure such default or contingency it shall be entitled to continue as Sub-Tenant hereunder for the balance of the term remaining at the date of the notice of default, provided that it attorns as Sub-Tenant to the Sub-Landlord and undertakes to be bound by and to perform and observe the covenants of the Sub-Tenant in this Sublease.

9.03      Any re-entry,  termination  or  forfeiture  of  this  Sublease made in accordance with the provisions of this Sublease as against the Sub-Tenant shall be valid and effectual against the Sub-Tenant even though made subject to the rights of any mortgagee, chargee, or encumbrances of the Sub-Tenant's estate to continue as Sub-Tenant hereunder.

                                    ARTICLE X
                                     WAIVER
                                     ------

10.01     No  waiver  by the Sub-Landlord or the Sub-Tenant of any breach by the other party of any of its obligations, agreements or covenants hereunder shall be a waiver of any subsequent breach or of any other obligation, agreement or covenant, nor shall any forbearance by the Sub-Landlord or the Sub-Tenant to seek a remedy for any breach by the other party be a waiver by the former of its rights and remedies with respect to such or any subsequent breach.

                                   ARTICLE XI
                             TERMINATION OF SUBLEASE
                             -----------------------

11.01     Upon  the  termination  of  this Sublease by effluxion of time but not otherwise the Sub-Landlord shall pay to the Sub-Tenant the value of any prepaid premiums relating to unexpired insurance upon the Building forming part of the Subleased Premises and the parties shall pro-rate, adjust, apportion and allow between themselves all taxes, water rates and other items of a similar nature to the intent and purpose that the Sub-Tenant shall bear the burden thereof until it shall deliver up possession of the Subleased Premises on the termination of the Sublease or at the expiry of any holding over but not afterwards.

                                   ARTICLE XII
                          IMPROVEMENTS AS PART OF LAND
                          ----------------------------

12.01     The Building together with alterations made during the term hereof and improvements installed or constructed in or upon the Subleased Premises shall at the date of their making, installation and construction be and become part of the Subleased Premises and the property of the Sub-Landlord without payment therefor by the Sub-Landlord and shall be surrendered to the Sub- Landlord upon the expiration or sooner termination of this Sublease, reasonable wear and tear only excepted.

                                  ARTICLE XIII
                                 OPTION TO RENEW
                                 ---------------

13.01     Provided  that the Sub-Tenant is not in default under any of the terms of this Sublease, the Sub-Tenant shall have one (1) option to renew this Sublease for a further period of three (3) years on the same terms and conditions as herein contained save this clause, at a rental to be negotiated based on the then current market rate being charged for comparable space but in any event at a rate not lower than the rate being charged in this Sublease.

13.02     Provided  however, if the parties cannot agree upon the current market rental rate being charged for comparable space within three (3) months of the aforesaid notice by the Sub-Tenant, the matter of rental rate shall be submitted for arbitration by a single arbitrator in accordance with the provisions of the Commercial Arbitration Act of British Columbia or any successor legislation thereto.

13.03     To  exercise  this  right, the Sub-Tenant shall give written notice to the Sub-Landlord no earlier than nine (9) months and no later than four (4) months prior to the date of expiry of the Term, otherwise this Option to Renew shall be deemed waived.

                                   ARTICLE XIV
                                     NOTICES
                                     -------

14.01     Whenever  under  the provisions hereof any approval, notice, demand or request is required or permitted to be given by either party to the other, such approval, notice, demand or request may be given by personal delivery to or by prepaid registered mail addressed to the address stated below, and if given by mail as aforesaid, shall be deemed to have been served on the third business day following the date of mailing by registered mail to the Sub-Tenant at:

          Alttech  Ventures  Corporation
          1199  West  Pender  Street
          Vancouver,  British  Columbia
          V6E  2R1

          and  to  the  Sub-Landlord  at:

          Hazco  Environmental  Services  Ltd.
          Suite  200,  5720  -  4th  Street  S.  E.
          Calgary,  Alberta
          T2H  1  K7

provided further that in the event that notice is served by mail at a time when there is any interruption of normal mail service affecting the delivery of such mail, then notice shall not be deemed to have been served until one (1) week after the date that normal mail service is restored, and provided further that such addresses may be changed by each respective party upon five (5) days notice to the other.

                                   ARTICLE XV
                                  OVER-HOLDING
                                  ------------

15.01     If at the expiration of the term of this Sublease the Sub-Tenant shall hold over for any reason, the tenancy of the Sub-Tenant thereafter shall be from month to month only, and shall be subject to all terms and conditions of this Sublease, except as to duration, in the absence of written agreement to the contrary.

                                   ARTICLE XVI
                              ENVIRONMENTAL MATTERS
                              ---------------------

16.01 For the purpose of this Article and this Sublease, the following definitions shall apply:

"ENVIRONMENTAL LAWS" means any and all statutes, laws, regulations, orders, bylaws, permits and other lawful requirements of any governmental authority now or hereafter in force with respect in any way to the environment, health or occupational health and safety, including all applicable guidelines and standards with respect to the foregoing.

"CONTAMINANTS" means any explosives, radioactive materials, asbestos materials, urea formaldehyde, chlorobiphenyls, hydrocarbon contaminants, underground tanks, pollutants, contaminants, hazardous, corrosive or toxic substances, special waste or waste of any kind or any other substance the storage, manufacture, disposal, treatment, generation, use, transport, remediation or release into the environment of which is prohibited, controlled, regulated or licensed under Environmental Laws.

"CONTAMINANT DEALINGS" means the sale, storage, manufacture, disposal, treatment, generation, use transport, remediation, release into the environment of, or any other dealing with, any Contaminants.

16.02     The  Sub-Tenant  shall  not  use  or  permit  to be used the Subleased

Premises or any part thereof for Contaminant Dealings except if approved by the Sub-Landlord in writing, at its sole discretion (which approval may be withdrawn at my time notwithstanding any provision of this Sublease), and whenever such approval is given, the Sub-Tenant shall attend to such Contaminant Dealings in accordance with the written directions of and conditions imposed by the Sub-Landlord.

16.03     The  Sub-Tenant shall promptly and strictly comply with and conform to the requirements of all Environmental Laws at any time or from time to time in force, together with any requirements of the Sub-Landlord's insurers, regarding any Contaminant Dealings on, in, under or from the Subleased Premises.

16.04     The  Sub-Tenant  shall  permit the Sub-Landlord to enter the Subleased

Premises at all reasonable times to verify the absence of any Contaminants in, on or under the Subleased Premises and the Sub-Tenant's compliance with this Article, to examine any goods in or at the Subleased Premises, and to take such steps as the Sub-Landlord may deem necessary for the safety and preservation of the Subleased Premises. No such entry shall constitute an eviction or breach of the Sub-Landlord's covenant for quiet enjoyment or entitle the Sub-Tenant to any abatement in Rent.

16.05     The  Sub-Tenant  shall  promptly notify the Sub-Landlord in writing of

i) the existence of any Contaminants in, on or under the Subleased Premises or any part thereof, except as expressly approved by the Sub-Landlord in writing pursuant to this Article;

ii) the existence of any Contaminants or any occurrence or condition on the Subleased Premises or any real property adjoining or in the vicinity which could subject the Sub-Tenant or the Sub-Landlord to any fines, penalties, orders or proceedings under Environmental Laws; and

iii) any enforcement, order, investigation, litigation or other governmental, regulatory, judicial or administrative action instituted, contemplated or threatened against the Sub-Tenant or the Subleased Premises pursuant to Environmental Laws; and

iv) all claims, actions, orders or investigations, made or threatened by any third party against the Sub-Tenant or the Subleased Premises relating to damage, contribution, cost recovery, compensation, loss or injuries resulting from any Contaminants brought onto or created on the Subleased Premises by the Sub-Tenant or its employees, agents, contractors, subtenants, licensees or invitees or arising from the use or occupation of the Subleased Premises hereunder or the exercise of the SubTenant's rights hereunder, or any breach of any Environmental Laws arising from any of the foregoing.

16.06     The  Sub-Tenant  shall,  promptly  at  its  own  cost  and  at  the

Sub-Landlord's request from time to time, remove any and all Contaminants from the Subleased Premises and remediate any contamination of the Subleased Premises or any other lands resulting form the Contaminants brought onto or created on the Subleased Premises by the Sub-Tenant or its employees, agents, contractors, sub-subtenants, licensees or invitees or arising from the use or occupation of the Subleased Premises hereunder or the exercise of the Sub-Tenant's rights hereunder in accordance with Environmental Laws. On termination of this Sublease, the Sub-Tenant shall leave the Subleased Premises free from any and all Contaminants brought onto or created on the Subleased Premises by the Sub-Tenant or its employees, agents, contractors, sub-subtenants, licensees or invitees or resulting from the use or occupation of the Subleased Premises hereunder or the exercise of the Sub-Tenant's rights hereunder.

16.07     if  the  Sub-Tenant  shall bring or create upon the Subleased Premises any Contaminants then, notwithstanding any rule of law to the contrary, such Contaminants shall be and remain the sole and exclusive property of the Sub-Tenant and shall not become the property of the Sub-Landlord, notwithstanding the degree of affixation of the Contaminants or the goods containing the Contaminants to the Subleased Premises and notwithstanding the expiry or earlier termination of this Sublease. This Section supersedes any other provision of this Sublease to the contrary.

16.08     The  Sub-Tenant shall indemnify and save harmless the Sub-Landlord and its directors, officers, employees, agents, successors and assigns, from any and all liabilities, actions, damages, claims, losses, costs and expenses whatsoever (including without limitation, the full amount of all legal fees, costs, charges and expenses and the costs of removal, treatment, storage and disposal of Contaminants and remediation) which may be paid by, incurred by or asserted against the Sub- Landlord or its directors, officers, employees, agents, successors or assigns for, with respect to, or as a direct or indirect result of, the presence of any Contaminants on, in or under, or the escape, seepage, leakage, spillage, discharge, emission or other release of any Contaminants from, any part of the Subleased Premises and to the extent caused by any act or omission of the Sub-Tenant-or its employees, agents, contractors, invitees, licensees or sub-subtenants, any part of the Subleased Premises, into the environment including without limitation into or upon any real or personal property or the atmosphere.

16.09     The  obligations  of  the  Sub-Tenant  under  this Article relating to

Contaminants (including, without limitation, the Sub-Tenant's obligation regarding remediation and its indemnity) shall survive the expiry or earlier termination of this Sublease.

                                  ARTICLE XVII
                             SUCCESSORS AND ASSIGNS
                             ----------------------

17.01     The  word  "Sub-Landlord"  wherever  it  occurs  herein shall mean and extend to and include the Sub-Landlord, its successors and assigns; and the word "Sub-Tenant" shall mean and extend to and include the Sub-Tenant, its successors and assigns permitted hereby.

                                  ARTICLE XVIII
                                  SEVERABILITY
                                  ------------

18.01     If  any  term,  covenant  or  condition  of  this  Sublease,  or  the application thereof, to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Sublease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant or . condition of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE XIX
                             ACCEPTANCE OF SUBLEASE
                             ----------------------

19.01     The Sub-Tenant does hereby accept this Sublease of the above described premises, to be held by it as Sub-Tenant, and subject to the conditions, restrictions and covenants above set forth.

IN WITNESS WHEREOF the parties hereto have executed these presents under-their respective corporate seals this 20th day of July, 2000.



                          SUB-LANDLORD:     HAZCO  ENVIRONMENTAL  SERVICES  LTD.

                                            Per     /s/
                                                --------------------------------

                          SUB-TENANT:       ALTTECH  VENTURES  CORPORATION

                                            Per:    /s/  Eileen MacQueen
                                                --------------------------------

                           SUBLEASE AGREEMENT ADDENDUM

BETWEEN:

                        HAZCO ENVIRONMENTAL SERVICES LTD.

                                     - and -

                          ALTTECH VENTURES CORPORATION

The Offer to Sub-Lease signed by the Sub-Tenant (Alttech Ventures Corporation) the Sub-Landlord (Hazco Environmental Services Ltd.) and the Landlord (Cane Holdings Ltd.) on May 8th, 2000 differs from the Sub-Lease Agreement in the following ways:

1. The Sub-Tenant had paid the Sub-Landlord $14,461 for payment of first and last months' rent, plus Goods and Services Tax in accordance with Article 3 of the Offer to Sub-Lease. This is not mentioned In the Sub-Lease Agreement.

2     The  Option  to  Renew  approved in the Offer to Sub-Lease is for five (5)
years (Article 9). The Sub-Lease Agreement only provides for an Option to Renew of three (3) years.

3. The Offer to Sub-Lease (Article 14.b) provides that the Sub-Tenant is authorized and responsible to arrange external signage on the proviso that such signage conforms to the City of Richmond by-laws, and that all associated costs including licenses and maintenance are the sole responsibility of the Tenant.

It  is  understood  end  agreed  that

"All provisions of (the) Offer shall survive the completion of this transaction. In the event of any conflict between the provisions of this Offer and the provisions of a Sub-Lease, the provisions of (the) Offer shall prevail." [Article 13, Offer Provisions]


                          INTERIOR CLEANING OF BUILDING

With reference to Article 4.02 of the Sub-Lease Agreement, "cleaning, lighting, heating If "cleaning" refers to external cleaning of the building, that is fine, However, if "cleaning" refers to the interior of the building, because of the nature of our business and our absolute need to ensure protection of our intellectual property including unescorted access to our offices, is of extremely high importance to us.

The Sub-Tenant has already made arrangements ;of the internal cleaning of the building, including interior window washing, and is solely responsible for payment for such services. The Sub-Tenant will keep proper and sufficient records and accounts of all costs associated with the interior cleaning of the building, such records to be made available at our offices by our Chief Financial Officer to the Sub-Landlord at any reasonable time.


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                          SUB-LANDLORD:     HAZCO  ENVIRONMENTAL  SERVICES  LTD.

                                            Per     /s/
                                                --------------------------------

                          SUB-TENANT:       ALTTECH  VENTURES  CORPORATION

                                            Per:    /s/  Eileen MacQueen
                                                --------------------------------



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                                  SCHEDULE 'A'
                                  ------------


                       [Figure 1:  Site and Location Plan]